SECOND AMENDMENT TO
                   REVOLVING CREDIT AGREEMENT

     THIS SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT (this
"Amendment") made this 27th day of June, 1997 by and among STORAGE TRUST PROPERTIES, L. P., a Delaware limited partnership ("Borrower"), STORAGE TRUST REALTY, a Maryland real estate investment trust ("Guarantor"), BANKBOSTON, N.A. (formerly known as The First National Bank of Boston), individually ("BankBoston"), BANK OF AMERICA ILLINOIS ("BOA"), DRESDNER BANK AG NEW YORK
AND GRAND CAYMAN BRANCHES, as successor to Dresdner Bank AG Chicago and Grand Cayman Branches ("Dresdner"), THE FIRST NATIONAL BANK OF CHICAGO, as successor to NBD Bank ("First Chicago"), SIGNET BANK ("Signet") and KEYBANK NATIONAL ASSOCIATION (formerly known as Key Bank), as successor to Society National Bank ("Key"; BankBoston, BOA, Dresdner, First Chicago, Signet and
Key are hereinafter referred to collectively as the "Banks"), and BANKBOSTON, N.A. (formerly known as The First National Bank of Boston), as Agent (the "Agent").

                        W I T N E S E T H:

     WHEREAS, Borrower, Agent and the Banks (or their predecessors-in-interest) entered into that certain Revolving Credit Agreement dated January 25, 1996, as amended by that certain First Amendment to Revolving Credit Agreement and Guaranty dated December 13, 1996 (the"First Amendment"; such Revolving Credit Agreement, as amended by the First Amendment, is hereinafter referred to collectively as the "Credit Agreement"); and

     WHEREAS, Guarantor has executed and delivered to the Agent and the Banks that certain Unconditional Guaranty of Payment and Performance dated January 25, 1996, as amended by the First Amendment (collectively the "Guaranty"); and

     WHEREAS, Borrower has requested that Agent and the Banks modify and amend certain terms and provisions of the Credit Agreement and the Guaranty;

     NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

     1. Definitions. All the terms used herein which are not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

     2. Modification of the Credit Agreement. Borrower, Banks and Agent do hereby modify and amend the Credit Agreement as follows:

          (a) By deleting in its entirety the definition of the terms "Applicable Margin", "Investment Grade" and "Rating Agencies" appearing in
1.1 of the Credit Agreement, and inserting in lieu thereof the following:

          "Applicable Margin. On any date that the lower of the Implied Ratings issued from time to time by any of the Rating Agencies for the Borrower or the Guarantor is an Investment Grade Rating, the applicable margin set forth below for LIBOR Rate Loans based on the lower of the Implied Ratings issued by any of the Rating Agencies for the Borrower or the Guarantor and the Debt Service Coverage Ratio of the Borrower:

                                        Applicable Margin       No Investment
Debt Service Coverage Ratio        Investment Grade Rating       Grade Rating

             Less than 4.0 to 1.0                 1.50%               1.625%

             Equal to or greater                  1.375%              1.625%
             than 4.0 to 1.0, but
             less than 8.0 to 1.0

             Equal to or greater                  1.25%               1.50%
             than 8.0 to 1.0


The Applicable Margin for Base Rate Loans shall be 0.00%. On any date that the lower of the Implied Ratings for the Borrower or the Guarantor is not an Investment Grade Rating or neither the Borrower nor the Guarantor has obtained a rating from any of the Rating Agencies, the Applicable Margin for LIBOR Rate Loans shall be determined as if neither the Borrower nor the Guarantor has an Investment Grade Rating. In the event of any change in an Implied Rating of either the Borrower or the Guarantor by any of the Rating Agencies or if either the Borrower's or the Guarantor's Implied Rating shall cease at any time to be an Investment Grade Rating by any of the Rating Agencies (but subject to the provisions within the definition of the term "Investment Grade Rating") and the effect thereof would be an increase in the Applicable Margin, such change shall effect an increase in the Applicable Margin on the first Business Day after the Rating Notice Date; provided, further, that if any such event shall occur which would result in a reduction of the Applicable Margin, such event shall effect a reduction in the Applicable Margin as to each LIBOR Rate Loan only upon the commencement of a new Interest Period applicable to such Loan. It is the intention of the parties that if either the Borrower or the Guarantor shall only obtain an Investment Grade Rating from one of the Rating Agencies without seeking an Investment Grade Rating from the other Rating Agencies, the Borrower shall be entitled to the benefit of the rate reductions described above (it being the intent of the parties that the Borrower shall be entitled to the benefit of the rate reductions described above if only one of the Borrower or the Guarantor obtains an Investment Grade Rating); provided that if one of the Borrower or the Guarantor shall have obtained an Investment Grade Rating from two or more of the Rating Agencies, the lowest of the ratings (or the loss of the Investment Grade Rating from any of the Rating Agencies thereafter), shall control; and provided further that if only one of the Borrower or the Guarantor shall have obtained an Investment Grade Rating from one of the Rating Agencies, the loss of the Investment Grade Rating from such Rating Agency shall control. It is further the intention of the parties that if both the Borrower and the Guarantor shall have obtained an Investment Grade Rating from one or more of the Rating Agencies, the lowest of any of such ratings (or the loss of the Investment Grade Rating from any of the Rating Agencies thereafter as to either the Borrower or the Guarantor), shall control.

In the event that the Applicable Margin is at any time to be determined based upon the Debt Service Coverage Ratio, the Applicable Margin shall be determined based upon the Debt Service Coverage Ratio set forth in the Compliance Certificate (subject to further verification if required by the Agent) which has been most recently provided to the Agent in accordance with the terms of this Agreement. In the event that the Borrower shall fail to deliver the Compliance Certificate to Agent as and when required by 7.4(c), it shall be assumed for the purposes of determining the Applicable Margin that the Debt Service Coverage Ratio is less than 4.0 to 1. In the event of any change in such ratio that would cause the Applicable Margin to increase, such event shall effect an increase in the Applicable Margin on the first Business Day after the delivery of such Compliance Certificate to Agent; provided, further that if any such event shall occur which would result in a reduction of the Applicable Margin, such event shall effect a reduction in the Applicable
Margin as to each LIBOR Rate Loan following the delivery of such Compliance Certificate to Agent and only upon the commencement of a new Interest Period applicable to such Loan.

Investment Grade Rating. With respect to any Person, an Implied Rating equal to or more favorable than BBB- with respect to a rating issued by Standard and Poors Corporation (or in the case of a rating issued by Moody's Investor Service, a rating of Baa3 or in the case of a rating issued by Duff & Phelps Credit Rating Co., a rating of BBB-). If, at any time after a Person obtains an Investment Grade Rating, (a) no Implied Rating for such Person's senior unsecured long-term debt shall have been issued or confirmed in writing by any of the Rating Agencies within the previous 365 days, or (b) the rating system of any of the Rating Agencies (as opposed to the rating of a Person) shall change, or any of the Rating Agencies shall no longer perform the functions of a securities rating agency, then the Borrower and the Agent shall promptly negotiate in good faith to amend the reference to the specific ratings in this definition for the determination of the Investment Grade Rating, and pending such amendment, the applicable rating in effect as of the date the event described in this paragraph occurred shall continue to apply.

    Rating Agencies. Standard & Poor's Corporation, Moody's Investor Service and Duff & Phelps Credit Rating Co.";

     (b)  By inserting the following new definition in 1.1 of the Credit
Agreement:

          "Debt Service Coverage Ratio. The ratio determined at the end of any fiscal quarter of the Funds from Operations plus interest expense of the Borrower and its Subsidiaries for the Test Period to the Debt Service for the Test Period, as provided in 9.2."

     (c) By deleting the words "Borrower or Guarantor has an Investment Grade Rating from either of the Rating Agencies" appearing in the seventh (7th) and eighth (8th) lines of 2.2 of the Credit Agreement and inserting in lieu thereof the words "Borrower or Guarantor has an Investment Grade Rating from any of the Rating Agencies";

     (d) By deleting 2.8(b)(i) of the Credit Agreement in its entirety, and inserting in lieu thereof the following:

         "(i) Investment Grade Rating. The Borrower or the Guarantor shall have obtained an Investment Grade Rating from either or both of Standard & Poors Corporation or Moody's Investor Service, which continues in full force and effect as to any such rating obtained prior to the Maturity Date (it being understood that if either the Borrower or the Guarantor shall have obtained an Investment Grade Rating from either or both of Standard & Poors Corporation or Moody's Investor Service and any such Implied Rating as to the Borrower or the Guarantor ceases to be an Investment Grade Rating by either or both of Standard & Poors Corporation or Moody's Investor Service at the time required by 2.8(b), then Borrower shall not be entitled to an extension of the Maturity Date pursuant to 2.8(b)(i)."; and

     (e) By deleting Paragraph 2 of Exhibit D to the Credit Agreement in its entirety, and inserting in lieu thereof the following:

          "2. Investment Grade Rating. Borrower or Guarantor has obtained an Investment Grade Rating from either or both of Standard & Poors Corporation and Moody's Investor Service, which continues in full force and effect as required by 2.8(b)(i) of the Credit Agreement."; and

     3. References to Credit Agreement and Guaranty. All references in the Loan Documents to the Credit Agreement or the Guaranty shall be deemed a reference to the Credit Agreement or the Guaranty, as applicable, as modified and amended herein.

     4. Consent of Guarantor. By execution of this Amendment, Guarantor hereby expressly consents to the modifications and amendments relating to the Credit Agreement as set forth herein, and Guarantor hereby acknowledges, represents and agrees that the Guaranty remains in full force and effect and constitutes the valid and legally binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, and that the execution and delivery of this Amendment does not constitute, and shall not be deemed to constitute, a release, waiver or satisfaction of Guarantor's obligations under the Guaranty.

     5. No Default. By execution hereof, the Borrower and Guarantor certify that the Borrower and Guarantor are and will be in compliance with all covenants under the Loan Documents after the execution and delivery of this Amendment, and that no Default or Event of Default has occurred and is continuing except with respect to which a waiver has been obtained in accordance with the terms of the Credit Agreement.

     6. Waiver of Claims. Borrower and Guarantor acknowledge, represent and agree that Borrower and Guarantor have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loans or with respect to any acts or omissions of Agent or any of the Banks, or any past or present officers, agents or employees of Agent or any of the Banks, and each of Borrower and Guarantor does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.

     7. Ratification. Except as hereinabove set forth, all terms, covenants and provisions of the Credit Agreement and the Guaranty remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Credit Agreement and the Guaranty as modified and amended herein. Nothing in this Amendment shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantor under the Loan Documents.

     8. Counterparts. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.

     9. Effectiveness of Rate Modification. Notwithstanding the terms set forth in this Amendment in the definition of the term "Applicable Margin" concerning the effectiveness of any rate reduction at the end of the applicable Interest Period, any rate reduction to which the Borrower would be entitled based on the provisions of the definition of the term "Applicable Margin" as of the date hereof shall become effective as of the date hereof and prior to the expiration of the existing Interest Periods.

     10. Miscellaneous. This Amendment shall be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement and the Guaranty.

     IN WITNESS WHEREOF, the parties hereto have hereto set their hands and affixed their seals as of the day and year first above written.

                         BORROWER:

                         STORAGE TRUST PROPERTIES, L.P., a Delaware limited partnership, by its sole general partner

                         By: Storage Trust Realty, a Maryland real estate investment trust

                              By:__________________________________
                                        Name:
                                   Title:

                                             [SEAL]

                         GUARANTOR:

                         STORAGE TRUST REALTY, a Maryland real estate investment trust

                         By: _____________________________________
                               Name:
                               Title:
                                             [SEAL]

                         BANKBOSTON, N.A. (formerly known as The First National Bank of Boston), individually and as Agent


                         By:_______________________________________
                              Jeffrey L. Warwick, Director


                                   [BANK SEAL]

                         BANK OF AMERICA ILLINOIS


                         By:_______________________________________
                              Title:

                                   [BANK SEAL]

                         DRESDNER BANK, AG New York and Grand Cayman
                         Branches


                         By:_______________________________________
                              Title:

                         Attest:____________________________________
                              Title:

                                        [BANK SEAL]

                         KEYBANK NATIONAL ASSOCIATION


                         By:_______________________________________
                              Title:

                                   [BANK SEAL]

                         THE FIRST NATIONAL BANK OF CHICAGO


                         By:_______________________________________
                              Title:

                                   [BANK SEAL]

                         SIGNET BANK


                         By:_______________________________________
                              Title:

                                   [BANK SEAL]